Practice Builder for the Ob-Gyn



Efficient
- Technician operated
- Result is immediate

Affordable
- Similar in cost to other GYN devices
- Payback in less than one year
- Lease option

Accurate
- Finds disease earlier
- Reduces false positives

Guided Therapeutics™